SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 30, 1999

                             CYBERFAST SYSTEMS, INC.
             (Exact name of Registrant as Specified in its Charter)

              Delaware                             0-27236                            13-5398600
  (State or other jurisdiction of     ----------------------------------  ----------------------------------
           incorporation)                   (Commission File No.)                   (IRS Employer
                                                                                 Identification No.)

                           777 Yamato Road, Suite 116
                              Boca Raton, FL 33431

       Registrant's telephone number, including area code: (561) 995-6255

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ITEM 5.  OTHER EVENTS

         In regards to our disclosure in Part II Item 3 of our registration statement on Form 10-SB, filed on November 3, 1999, please see the letter attached hereto as Exhibit 16.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                EXHIBIT
-----------                -------

    16                     Letter from Accountant

Date:  November 16, 1999                    Cyberfast Systems, Inc.




                                             By:   /S/ EDWARD J. STACKPOLE
                                                -------------------------------
                                                Edward J. Stackpole, President

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                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------

  16      Letter from Accountant